Discontinued operations	12 Months Ended
Dec. 31, 2020
Disclosure Of Discontinued Operations [Abstract]
Discontinued operations
6.	Discontinued operations

In 2019, the Group received an unfavorable ruling on an accident claim, resulting in a loss of $10.6 million ($12.4 million, net of tax of $1.8 million). The incident occurred in an operating division which was part of the discontinued rig moving segment.  The rig moving segment was classified as discontinued on September 30, 2015.

The net cash outflows from discontinued operations was $12.0 million during the second quarter of 2019 ($13.8 million, net of tax of $1.8 million).

The basic and diluted loss per share for the year ended December 31, 2019 from discontinued operations is $0.13 and $0.12, respectively.